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                                                                EXHIBIT 10(i)(2)

BANK OF AMERICA [Bank of America LOGO]
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                                                          AMENDMENT TO DOCUMENTS

                   AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

      This Amendment No. 1 (the "Amendment") dated as of January 31, 2001, is among Bank of America, N.A. (the "Bank"), Ashworth, Inc. ("Borrower 1"), Ashworth Store I, Inc. ("Borrower 2"), Ashworth Store II, Inc. ("Borrower 3"), Ashworth International, Inc. ("Borrower 4") and Ashworth U.K., Ltd. ("Borrower 5") (Borrower 1, Borrower 2, Borrower 3, Borrower 4 and Borrower 5 are sometimes referred to collectively as the "Borrowers" and individually as the "Borrower").

                                    RECITALS

      A. The Bank and the Borrowers entered into a certain Business Loan Agreement dated as of June 1, 2000 (the "Agreement").

      B. The Bank and the Borrowers desire to amend the Agreement.

                                   AGREEMENT

      1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

      2. AMENDMENTS. The Agreement is hereby amended as follows:

            2.1 Subparagraph 1.1(a) of the Agreement is amended to read in its entirety as follows:

                  "(a) During the availability period described below, the Bank will provide a line of credit to the Borrowers. The amount of the line of credit (the 'Facility No. 1 Commitment') is equal to the amount indicated for each period specified below:

                  Period                                      Amount
                  ------                                      ------

                  From the date of this Agreement
                  through February 28, 2001           $25,000,000.00

                  From March 1, 2001 through
                  June 1, 2001                        $35,000,000.00

                  From June 2, 2001 through
                  February 28, 2002                   $25,000,000.00

                  From March 1, 2002 to
                  May l, 2002                         $35,000,000.00"

            2.2 Paragraph 8.3 of the Agreement is amended to read in its entirety as follows:

                  "8.3 QUICK RATIO. To maintain on a consolidated basis a ratio of quick assets to current liabilities of least the amounts indicated for each period specified below:

                  Period                                           Ratio
                  ------                                           -----

                  From the date of this Agreement
                  through January 30, 2001                      1.2:1.0

                  From January 31, 2001 through
                  April 30, 2001                               0.85:1.0

                  From May 1, 2001 through
                  July 31, 2001 and each quarter thereafter     1.1:1.0.

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                  'Quick assets' means cash, short-term cash investments in
                  non-affiliated entities, net trade receivables and marketable securities not classified as long-term investments. 'Current liabilities' shall include (a) all obligations classified as current liabilities under generally accepted accounting principles, plus (b) all principal amounts outstanding under revolving lines of credit, whether classified as current or long-term, which are not already included under (a) above."

            2.3 Paragraph 8.8 of the Agreement of the Agreement is amended to read in its entirety as follows:

                  "8.8 CAPITAL EXPENDITURES. With respect to all Borrowers on an aggregate basis, not to spend (including the total amount of any capital leases) more than the amounts indicated for each period specified below to acquire fixed assets:

                  Period                                      Amounts
                  ------                                      -------

                  Fiscal year ending October 31, 2000      $4,500,000

                  Fiscal year ending October 31, 2001      $8,500,000

                  Fiscal year ending October 31, 2002
                  and each fiscal year end thereafter      $5,000,000."


      3. REPRESENTATIONS AND WARRANTIES. When the Borrowers sign this Amendment, each Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within each Borrower's powers, has been duly authorized, and does not conflict with any of its organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which any Borrower is bound.

      4. FEE. Concurrently with the execution of this Amendment, the Borrower will pay an amendment fee of Two Thousand Five Hundred Dollars ($2,500).

      5. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

      This Amendment is executed as of the date stated at the beginning of this Amendment.

BANK OF AMERICA, N.A.                          Ashworth, Inc.

X /s/ Susan J. Pepping                        X /s/ Terence Tsang
  ----------------------------------            --------------------------------
By: Susan J. Pepping, Vice President          By:


                                              Ashworth Store I, Inc.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:

                                              Ashworth Store II, Inc.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:

                                              Ashworth International, Inc.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:


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                                              Ashworth U.K., Ltd.

                                              X /s/ Terence Tsang
                                                --------------------------------
                                              By:




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